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[logo]    LIBERTY GROWTH
            STOCK FUND

          ANNUAL REPORT
       SEPTEMBER 30, 2001

[graphic omitted]



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PRESIDENT'S MESSAGE
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[Photo of Keith T. Banks]


Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed effective November 1, 2001. As a result, Liberty Funds is now part of the Fleet organization.

In light of the events of September 11 and recent turmoil in the markets, I think it is important to assure you that only ownership of Liberty has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Erik Gustafson and David Brady, and follow the same investment principles that attracted you to the fund in the first place -- growth-focused investments in some of America's leading companies.

I have asked C. Frazier Evans, senior economist at Liberty, to offer his perspective on the economy following the events of September 11. As a special feature, his commentary follows this letter. Frazier provides a monthly update on the economy and the markets, which can be found at libertyfunds.com.

In this report, portfolio managers Erik Gustafson and David Brady share their insights and outlook for the fund. I would encourage you to read their report, as well as Frazier's views.

     Sincerely,

 /s/ Keith T. Banks

     Keith T. Banks
     President

--------------------------------------------------------------------------------
MEET THE NEW PRESIDENT

Effective November 1, 2001, Keith T. Banks has taken on the position of President of Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A Chartered Financial Analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE 9/30/01 ($)
        Class A                                            11.92
        Class B                                            11.59
        Class C                                            11.58
        Class K                                            11.94
--------------------------------------------------------------------------------

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

                                                    ---------------------------
                                                              May Lose Value
                                                    Not FDIC  -----------------
                                                     Insured  No Bank Guarantee
                                                    ---------------------------

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SPECIAL ECONOMIC COMMENTARY
--------------------------------------------------------------------------------

[Photo of C. Frazier Evans]

C. FRAZIER EVANS HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AT LIBERTY FUNDS GROUP, WHERE HE HAS HELD POSITIONS AS DIRECTOR OF INVESTMENT RESEARCH AND PORTFOLIO MANAGER OF SEVERAL EQUITY FUNDS. HE HAS HELD THE TITLE OF SENIOR ECONOMIST FOR THE PAST 15 YEARS.

SLIPPING INTO A RECESSION, WE WONDER - HOW LONG?
Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. There is a widespread consensus that the economy has slipped into recession. However, uncertainty prevails as to the length and depth of this economic contraction. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost six percent of GDP (gross domestic product). All things considered, the scenario may be a recession that began in September and extends through the first quarter of next year. A seven-month recession would be brief in historic terms. Past recessions have ranged from six to 16 months.

--------------------------------------------------------------------------------
"ALTHOUGH THE MARKET COULD EXPERIENCE SIGNIFICANT VOLATILITY AROUND ADVERSE ECONOMIC AND POLITICAL NEWS, A LONGER-TERM HORIZON MIGHT SUGGEST A MORE POSITIVE PROSPECT."
--------------------------------------------------------------------------------

An early end to the projected recession could result from the unprecedented amount of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, are to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by spring of next year.

ACTIVITY IN BOND MARKETS REFLECTS POSSIBLY A SHORT RECESSION
Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing is confronting an initially slack economy. On the other hand, long-term bond yields have held steady, as the bond market balances the positive effects of a likely easing of inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread in yields of high yield corporates from 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

--------------------------------------------------------------------------------
"ALL THINGS CONSIDERED, THE SCENARIO MAY BE A RECESSION THAT BEGAN IN SEPTEMBER AND EXTENDS THROUGH THE FIRST QUARTER OF NEXT YEAR."
--------------------------------------------------------------------------------

ARE WE AT A LOW POINT IN THE MARKET CYCLE?
Equity investors have responded to the prevailing uncertainty by liquidating a record $32 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The current period is unusual, in that equity funds for the past three months in total have experienced net liquidations. The last time that happened was the three-month period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.

WHY DO P/E RATIOS STILL SEEM HIGH?
Some investors are concerned that, although stock prices are down substantially from their highs, the price-to-earnings ratio of the market still seems relatively high. It is not unusual for p/e ratios to seem high at this stage of the market cycle. This is because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus, it is often helpful to reassess stocks' valuations in light of their normal level of profitability, in which case the market may not seem to be so expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-October, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 21.6. That number, however, resulted from the blend of 17% of the index representing the technology sector, still carrying a lofty p/e of 47, with the remaining 83% of the index selling at a p/e multiple of less than 18.

LOOKING FORWARD
In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect. The current economic, psychological and valuation framework for the market is one that in the past has been characteristic of market opportunity.

The opinions expressed are those of the contributor and are subject to change.

Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.

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  FOR C. FRAZIER EVANS' MONTHLY MARKET COMMENTARY VISIT WWW.LIBERTYFUNDS.COM
--------------------------------------------------------------------------------

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PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT
9/30/91 - 9/30/01

            CLASS A SHARES       CLASS A SHARES               S&P
              WITHOUT                 WITH                    500
             SALES CHARGE          SALES CHARGE              INDEX
--------------------------------------------------------------------------------
9/30/1991     $10,000                $ 9,425                $10,000
               10,231                  9,642                 10,134
               10,075                  9,496                  9,725
               11,395                 10,740                 10,837
               11,079                 10,442                 10,635
               11,183                 10,540                 10,772
               10,896                 10,269                 10,562
               10,796                 10,175                 10,874
               11,006                 10,373                 10,927
               10,719                 10,103                 10,764
               11,179                 10,536                 11,205
               11,207                 10,562                 10,975
               11,409                 10,752                 11,103
               11,711                 11,037                 11,142
               12,243                 11,539                 11,522
               12,309                 11,601                 11,664
               12,174                 11,474                 11,762
               11,740                 11,065                 11,923
               12,024                 11,333                 12,175
               11,395                 10,740                 11,880
               11,785                 11,107                 12,198
               11,755                 11,079                 12,234
               11,635                 10,966                 12,185
               11,965                 11,277                 12,648
               11,949                 11,262                 12,550
               12,279                 11,573                 12,812
               12,100                 11,404                 12,690
               12,620                 11,894                 12,843
               12,959                 12,214                 13,280
               12,572                 11,849                 12,919
               11,878                 11,195                 12,356
               11,878                 11,195                 12,514
               12,104                 11,408                 12,719
               11,523                 10,860                 12,407
               11,797                 11,119                 12,814
               12,410                 11,697                 13,340
               12,168                 11,469                 13,013
               12,313                 11,605                 13,306
               11,991                 11,301                 12,821
               12,096                 11,401                 13,011
               12,227                 11,524                 13,348
               12,638                 11,911                 13,869
               12,974                 12,228                 14,278
               13,328                 12,562                 14,699
               13,589                 12,808                 15,287
               14,130                 13,318                 15,642
               14,653                 13,810                 16,161
               14,802                 13,951                 16,201
               15,548                 14,654                 16,885
               15,455                 14,566                 16,824
               16,202                 15,270                 17,563
               16,364                 15,423                 17,902
               16,712                 15,751                 18,511
               16,918                 15,945                 18,683
               17,122                 16,138                 18,862
               17,328                 16,332                 19,141
               18,066                 17,027                 19,635
               18,250                 17,201                 19,710
               17,143                 16,157                 18,839
               17,552                 16,543                 19,236
               18,762                 17,683                 20,319
               19,152                 18,051                 20,880
               20,198                 19,036                 22,458
               19,727                 18,593                 22,014
               21,463                 20,229                 23,390
               21,019                 19,810                 23,572
               19,661                 18,530                 22,603
               21,220                 20,000                 23,953
               22,578                 21,280                 25,411
               23,603                 22,246                 26,550
               25,430                 23,968                 28,663
               23,739                 22,374                 27,058
               24,919                 23,486                 28,541
               24,652                 23,235                 27,588
               25,320                 23,864                 28,865
               26,300                 24,788                 29,362
               26,190                 24,684                 29,687
               28,015                 26,404                 31,828
               29,195                 27,516                 33,458
               29,574                 27,874                 33,795
               29,264                 27,581                 33,214
               30,979                 29,197                 34,563
               30,554                 28,797                 34,193
               25,299                 23,844                 29,249
               26,323                 24,810                 31,123
               28,350                 26,720                 33,654
               30,423                 28,674                 35,693
               32,738                 30,856                 37,749
               35,455                 33,417                 39,327
               34,452                 32,471                 38,104
               36,591                 34,487                 39,628
               36,013                 33,943                 41,162
               35,055                 33,040                 40,190
               37,618                 35,455                 42,421
               36,414                 34,320                 41,097
               35,879                 33,816                 40,896
               35,588                 33,542                 39,775
               37,727                 35,558                 42,293
               39,463                 37,193                 43,152
               44,474                 41,917                 45,694
               44,541                 41,980                 43,400
               48,906                 46,094                 42,579
               51,356                 48,403                 46,744
               48,794                 45,988                 45,337
               45,007                 42,419                 44,407
               48,995                 46,178                 45,504
               47,324                 44,603                 44,794
               51,844                 48,863                 47,576
               47,655                 44,915                 45,064
               43,938                 41,411                 44,875
               37,927                 35,746                 41,339
               39,239                 36,983                 41,541
               40,546                 38,214                 43,016
               35,611                 33,564                 39,093
               32,930                 31,036                 36,618
               36,084                 34,010                 39,463
               35,092                 33,074                 39,728
               33,674                 31,738                 38,762
               32,031                 30,189                 38,386
               29,529                 27,831                 35,983
9/30/2001      26,846                 25,297                 33,064

PERFORMANCE OF A $10,000 INVESTMENT
9/30/91 -- 9/30/01 ($)

                                                               without   with
                                                                sales   sales
                                                               charge   charge
------------------------------------------------------------------------------
Class A                                                         26,847  25,298
------------------------------------------------------------------------------
Class B                                                         25,016  25,016
------------------------------------------------------------------------------
Class C                                                         24,995  24,995
------------------------------------------------------------------------------
Class K                                                         26,777     N/A

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/01 (%)

Share class           A                   B                   C             K
Inception          10/15/97            10/15/97            10/15/97      2/14/97
--------------------------------------------------------------------------------

             without     with     without    with      without    with   without
              sales     sales      sales    sales       sales    sales    sales
              charge    charge     charge   charge      charge   charge   charge

--------------------------------------------------------------------------------
1-year       -43.66    -46.91    -44.06    -46.82      -44.03  -44.58    -43.68

--------------------------------------------------------------------------------
5-year         7.43      6.16      6.67      6.36        6.65    6.65      7.32

--------------------------------------------------------------------------------
10-year       10.38      9.73      9.60      9.60        9.59    9.59     10.35

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Liberty Growth Stock Fund invests all of its investable assets in Stein Roe & Farnham Growth Stock Portfolio, which has the same investment objective and substantially the same investment policies as the fund. The fund commenced operation on February 14, 1997, but until October 15, 1997, only offered the shares that are now designated as class K shares. Performance for the periods prior to the inception of the fund's share classes is based on the performance of the SR&F Growth Stock Portfolio and its predecessor, restated to reflect Rule 12b-1 fees and other expenses. Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or affiliates.

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TOP 10 HOLDINGS AS OF 9/30/01 (%)

PFIZER                                                             5.5
PHILIP MORRIS COMPANIES                                            5.4
CITIGROUP                                                          4.9
GENERAL ELECTRIC                                                   4.5
JOHNSON & JOHNSON                                                  4.4
AMERICAN INTERNATIONAL GROUP                                       4.4
SAFEWAY                                                            4.0
AT&T CORP. - LIBERTY MEDIA GROUP                                   3.8
MICROSOFT                                                          3.7
TYCO INTERNATIONAL                                                 3.6

PORTFOLIO HOLDING BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THE SAME PORTFOLIO HOLDINGS IN THE FUTURE.

SOLD
------------------------------------------------------------------------------
DURING THIS PERIOD, WE REDUCED OUR POSITION IN AOL TIME WARNER (3.3% OF NET ASSETS). AOL TIME WARNER IS ONE OF THE BROADEST MEDIA FRANCHISES IN THE WORLD. ITS SUBSIDIARIES INCLUDE AOL, TIME WARNER, TIME WARNER CABLE, TIME WARNER MUSIC, TIME, PEOPLE AND SPORTS ILLUSTRATED. HOWEVER, WE STILL BELIEVE IN THIS COMPANY'S FUNDAMENTALS. WHEN THE ECONOMY IMPROVES AND ADVERTISING DOLLARS FLOW AGAIN, WE BELIEVE THAT THIS COMPANY MAY COMMAND A LARGE SHARE OF THOSE DOLLARS.

SOLD
------------------------------------------------------------------------------
EARLY IN 2001 WE BELIEVED THAT THE FEDERAL GOVERNMENT AND THE FEDERAL RESERVE BOARD WOULD TAKE AGGRESSIVE STEPS TO STIMULATE THE US ECONOMY. WE ALSO BELIEVED THAT THE ECONOMY'S TURN TOWARD RECOVERY MIGHT BE PRECEDED BY A GENERAL BOOST IN THE PERFORMANCE OF SOME STOCKS IN THE FINANCIAL SERVICES SECTOR, INCLUDING MERRILL LYNCH; SO WE ESTABLISHED A POSITION IN THIS FIRM. WHEN SUBSEQUENT ECONOMIC DATA SUGGESTED THAT INVESTMENT BANKING REVENUES AND BROKERAGE FEES WERE NOT ABOUT TO REBOUND, BUT PERHAPS DECLINE FURTHER, WE REEVALUATED OUR STRATEGY AND SOLD OFF THE FUND'S SHARES IN MERRILL LYNCH.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

GROWTH STOCKS CONTINUED TO STRUGGLE
It has been a difficult period for growth stocks. During the past 12 months, in addition to the burst of the technology bubble, we have seen investors intensify their focus on value stocks, turning away from some of the great growth businesses. While overall market performance has been dismal, this investor move away from growth has been particularly painful. Overall, when comparing the performance of growth stocks within the S&P 500 Index to the performance of the index's value stocks, growth stocks declined by approximately an additional 19 percentage points during this 12-month period.(1)

We see this decline reflected in the performance of the Liberty Growth Stock Fund. For the 12-month period that ended on September 30, 2001, the fund's class A shares, unadjusted for sales charge, returned negative 43.66%. The S&P 500 Index, with its combination of growth and value stocks, returned a negative 26.61% for the same period.

A DEFENSIVE STRATEGY
The slowdown that characterized the US economy during this 12-month period began prior to October 2000. In an effort to shore up performance in this type of economic environment, we increased our weighting in media holdings and decreased our position in utilities. Unfortunately, poor performance has been the hallmark of many companies in these sectors during this period. In the utilities sector, poor performance from our positions in Enron (2.7% of net assets) and Duke Energy (3.0% of net assets) contributed to overall weak fund performance.(2) Throughout most of this 12-month period, we held stock in Calpine, which also contributed to the fund's weak performance. However, prior to the end of the period, we eliminated our position in this utility. Since all three companies had exposure in California, each was affected by the state's energy crisis.

----------
(1) The actual return for the S&P Barra Growth Index, which measures the performance of growth stocks within the S&P 500 Index, was negative 35.70%. The S&P Barra Value Index, which measures the value stocks within the S&P 500 Index, returned negative 16.89% for the same period.
(2) Holdings disclosed are as of September 30, 2001 and are subject to change.

With the pool of advertising dollars evaporating, we have seen poor performance from our media stocks including AOL Time Warner (3.3% of net assets), AT&T Corp.
- Liberty Media Group (3.8% of net assets) and EchoStar (2.8% of net assets). However, we remain committed to holding positions in this industry. We believe that as the economy recovers, these firms will see a return to positive performance. The positive fundamentals for these companies have not changed.

In the fund's semiannual report, we discussed how we positioned the fund with a greater weighting in consumer cyclicals in anticipation of a rebound in the US economy by the fourth quarter of this year. Now that we believe this recovery may not begin until 2002, we have reevaluated the fund's weighting in the consumer cyclicals sector. We sold off a position we established during the semiannual period in the retailer, Target. We have increased our weighting in health care. During this period we established positions in Abbott Laboratories (3.3% of net assets) and Baxter International Inc. (2.4% of net assets).

We believe both companies have good prospects for long-term growth. Under the reins of a new management team, Baxter has restructured its business. Abbott has good core businesses. Both companies are also attractive as investments because some of the products they manufacture are targeted to the 80 million baby boomers who started turning 50 in the mid-1990s.

ECONOMIC RECOVERY IS POSSIBLE IN 2002
Throughout this 12-month reporting period, we believed that the economy was contracting. Although we believed that some sectors might skirt a recession, we saw that the manufacturing sectors have been in recession for over a year. In the aftermath of the events of September 11\t/\h/, the US economy has been in recession. Clearly, the economic indicators were signaling a recession even before the terrorist attacks.

Yet as the nation recovers from the attacks of September, we are optimistic on the prospects for the US economy. Clearly, there are challenges near term. Throughout the first nine months of 2001, the Federal Reserve Board, the Bush administration and Congress took steps to stimulate our economy. Since the beginning of this year, the Fed has cut its short-term interest rates by 3.5 percentage points.(3) Income taxes were cut in the Economic Growth and Tax Relief Reconciliation Act of 2001 -- also known as the Bush tax cut. Many taxpayers received a rebate on the income tax they paid in 2000. The fiscal and monetary stimulus being provided should aid in stimulating economic growth in the coming months.

 /s/ Erik P. Gustafson         /s/  David P. Brady


     Erik P. Gustafson              David P. Brady

Erik P. Gustafson has managed the Growth Stock Portfolio since its inception in 1997. With David P. Brady he comanages two other equity funds within the Liberty family of funds. Prior to joining Stein Roe & Farnham in 1992, Mr. Gustafson was an attorney with the firm of Fowler, White et al. (Miami, Florida). Mr. Brady, the associate portfolio manager of the Liberty Growth Stock Fund, joined Stein Roe & Farnham in 1993.

------------
(3) On October 2, 2001, the Fed reduced its short-term rates by one half of one percentage point to 2.5% and reduced them again to 2% on November 6.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Holdings are calculated as a percentage of net assets in the SR&F Growth Stock Portfolio. Since the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain the holdings described in this report.

--------------------
INVESTMENT PORTFOLIO
--------------------

SR&F GROWTH STOCK PORTFOLIO
September 30, 2001

COMMON STOCKS - 91.8%                                  SHARES           VALUE
-----------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 15.2%
MEDIA - 9.9%
  BROADCASTING & CABLE - 9.9%
AOL Time Warner, Inc. (a)                           1,250,000  $   41,375,000
AT&T Corp. - Liberty Media Group, Class A (a)       3,750,000      47,625,000
EchoStar Communications Corp., Class A (a)          1,500,000      34,905,000
                                                               --------------
                                                                  123,905,000
                                                               --------------
RETAILING - 5.3%
  DEPARTMENT STORES - 2.9%
Kohl's Corp. (a)                                      750,000      36,000,000
                                                               --------------
  HOME IMPROVEMENT RETAIL - 2.4%
The Home Depot, Inc.                                  800,000      30,696,000
                                                               --------------
-----------------------------------------------------------------------------
ENERGY - 2.2%
OIL & GAS DRILLING - 2.2%
Transocean Sedco Forex, Inc.                        1,050,000      27,720,000
                                                               --------------
-----------------------------------------------------------------------------
FINANCIALS - 9.3%
DIVERSIFIED FINANCIALS - 4.9%
Citigroup, Inc.                                     1,500,000      60,750,000
                                                               --------------
INSURANCE - 4.4%
American International
  Group, Inc.                                         700,000      54,600,000
                                                               --------------
-----------------------------------------------------------------------------
FOOD & DRUG RETAILING - 4.0%
FOOD RETAIL - 4.0%
Safeway, Inc. (a)                                   1,250,000      49,650,000
                                                               --------------
-----------------------------------------------------------------------------
FOOD, BEVERAGES & TOBACCO - 5.4%
TOBACCO - 5.4%
Philip Morris Companies, Inc.                       1,400,000      67,606,000
                                                               --------------
-----------------------------------------------------------------------------
HEALTH CARE - 21.6%
BIOTECHNOLOGY & PHARMACEUTICALS - 15.7%
  BIOTECHNOLOGY - 2.5%
Genentech, Inc. (a)                                   700,000      30,800,000
                                                               --------------
  PHARMACEUTICALS - 13.2%
Abbott Laboratories                                   800,000      41,480,000
Johnson & Johnson                                   1,000,000      55,400,000
Pfizer, Inc.                                        1,700,000      68,170,000
                                                               --------------
                                                                  165,050,000
                                                               --------------
HEALTH CARE EQUIPMENT & SERVICES - 5.9%
Baxter International, Inc.                            550,000      30,277,500
Medtronic, Inc.                                     1,000,000      43,500,000
                                                               --------------
                                                                   73,777,500
                                                               --------------
-----------------------------------------------------------------------------
INDUSTRIALS - 8.1%
CAPITAL GOODS - 8.1%
General Electric Co.                                1,500,000      55,800,000
Tyco International Ltd.                             1,000,000      45,500,000
                                                               --------------
                                                                  101,300,000
                                                               --------------
-----------------------------------------------------------------------------
MATERIALS - 2.5%
METALS & MINING - 2.5%
Alcoa, Inc.                                         1,000,000      31,010,000
                                                               --------------
-----------------------------------------------------------------------------
SOFTWARE & SERVICES - 7.2%
INTERNET SOFTWARE & SERVICES - 3.5%
BEA Systems, Inc. (a)                               1,000,000       9,590,000
Electronic Data Systems Corp.                         600,000      34,548,000
                                                               --------------
                                                                   44,138,000
                                                               --------------
SYSTEMS SOFTWARE - 3.7%
Microsoft Corp. (a)                                   900,000      46,053,000
                                                               --------------
-----------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 9.7%
COMPUTER HARDWARE - 1.0%
Dell Computer Corp. (a)                               650,000      12,044,500
                                                               --------------
COMPUTER STORAGE & PERIPHERALS - 1.2%
EMC Corp. (a)                                       1,300,000      15,275,000
                                                               --------------
NETWORKING EQUIPMENT - 2.1%
Cisco Systems, Inc. (a)                             2,000,000      24,360,000
Finisar Corp. (a)                                     500,000       1,980,000
                                                               --------------
                                                                   26,340,000
                                                               --------------
SEMICONDUCTOR EQUIPMENT - 1.8%
Texas Instruments, Inc.                               900,000      22,482,000
                                                               --------------
TELECOMMUNICATIONS EQUIPMENT - 3.6%
Corning, Inc. (a)                                   1,750,000      15,435,000
Nokia Oyj, ADR                                      1,900,000      29,735,000
                                                               --------------
                                                                   45,170,000
                                                               --------------
-----------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
Level 3 Communications, Inc. (a)                    1,000,000       3,780,000
                                                               --------------
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
American Tower Corp., Class A (a)
                                                      500,000       6,945,000
                                                               --------------
-----------------------------------------------------------------------------
UTILITIES - 5.7%
ELECTRIC UTILITIES - 3.0%
Duke Energy Corp.                                   1,000,000      37,850,000
                                                               --------------
MULTI-UTILITIES - 2.7%
Enron Corp.                                         1,250,000      34,037,500
                                                               --------------
TOTAL COMMON STOCKS
  (cost of $1,182,284,663)                                      1,146,979,500
                                                               --------------

See notes to financial statements.

SHORT-TERM OBLIGATIONS - 7.4%                             PAR
-----------------------------------------------------------------------------
COMMERCIAL PAPER - 7.4%
Illinois Power,
  3.65% (b) 10/01/01                              $50,000,000      50,000,000
Toys-R-Us,
  3.75% (b) 10/01/01                               14,000,000      14,000,000
UBS Financial,
  3.45% (b) 10/01/01                               27,900,000      27,900,000
                                                               --------------
TOTAL SHORT-TERM OBLIGATIONS
  (cost of $91,900,000)                                            91,900,000
                                                               --------------
TOTAL INVESTMENTS - 99.2%
  (cost of $1,274,184,663) (c)                                  1,238,879,500
                                                               --------------
OTHER ASSETS &
  LIABILITIES, NET - 0.8%
                                                                    9,817,000
-----------------------------------------------------------------------------
Net Assets - 100.0%                                            $1,248,696,500
                                                               --------------
NOTES TO INVESTMENT PORTFOLIO:
(a)         Non-income producing.
(b)         Rate represents yield at time of purchase.
(c)         Cost for federal income tax purposes is
            $1,278,137,140.

        ACRONYM                           NAME
        -------                      ---------------
          ADR                  American Depositary Receipt

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

SR&F GROWTH STOCK PORTFOLIO
September 30, 2001

ASSETS:
Investments, at value
  (cost of $1,274,184,663)                                 $  1,238,879,500
Cash                                                                  1,421
Receivable for:
  Investments sold                                               11,752,123
  Dividends                                                       1,064,500
  Interest                                                            5,028
                                                           ----------------
    Total Assets                                              1,251,702,572
                                                           ----------------
LIABILITIES:
Payable for:
  Investments purchased                                           2,327,975
  Management fee                                                    606,429
  Bookkeeping fee                                                       829
  Transfer agent fee                                                    506
  Trustees' fee                                                      32,065
Other liabilities                                                    38,268
                                                           ----------------
    Total Liabilities                                             3,006,072
                                                           ----------------
NET ASSETS                                                 $  1,248,696,500
                                                           ----------------

See notes to financial statements.

-----------------------
STATEMENT OF OPERATIONS
-----------------------

SR&F GROWTH STOCK PORTFOLIO
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Dividends                                                      $  9,757,671
Interest                                                          5,844,359
                                                           ----------------
  Total Investment Income
    (net of non-reclaimable
    foreign taxes withheld
    at source of $43,229)                                        15,602,030

EXPENSES:
Management fee                              $9,603,437
Transfer agent fee                               6,000
Bookkeeping fee                                 54,782
Trustees' fee                                   12,843
Custody fee                                     61,777
Other expenses                                 121,013
                                         -------------
 Total Expenses                              9,859,852
Custody credits earned                         (13,679)
                                         -------------
  Net Expenses                                                    9,846,173
                                                           ----------------
Net Investment Income                                             5,755,857
                                                           ----------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON PORTFOLIO POSITIONS:
Net realized loss on investments                               (213,029,835)
Net change in unrealized appreciation/depreciation on
  investments                                                  (780,858,230)
                                                           ----------------
    Net Loss                                                   (993,888,065)
                                                           ----------------
Decrease in Net Assets from Operations                     $   (988,132,208)
                                                           ----------------

See notes to financial statements.

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

SR&F GROWTH STOCK PORTFOLIO
                                                              YEAR ENDED SEPTEMBER 30,
INCREASE (DECREASE)                                       -----------------------------------
IN NET ASSETS                                                  2001              2000
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                              $     5,755,857    $      (888,274)
Net realized gain (loss) on investments                      (213,029,835)       195,941,552
Net change in unrealized appreciation/depreciation on
  investments                                                (780,858,230)       257,705,800
                                                          ---------------    ---------------
Net Increase (Decrease) from Operations                      (988,132,208)       452,759,078
                                                          ---------------    ---------------
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST:
Contributions                                                 366,424,799      1,075,715,847
Withdrawals                                                  (378,404,604)      (527,818,978)
                                                          ---------------    ---------------
Net Increase (Decrease) from Transactions in Investors'
  Beneficial Interest                                         (11,979,805)       547,896,869
                                                          ---------------    ---------------
Total Increase (Decrease) in Net Assets                    (1,000,112,013)     1,000,655,947
NET ASSETS:
Beginning of period                                         2,248,808,513      1,248,152,566
                                                          ---------------    ---------------
End of period                                             $ 1,248,696,500    $ 2,248,808,513
                                                          ---------------    ---------------

See notes to financial statements.

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

LIBERTY GROWTH STOCK FUND
September 30, 2001

ASSETS:
Investments in Portfolio, at value                      $  697,255,051
Receivable for fund shares sold                              1,549,439
                                                        --------------
    Total Assets                                           698,804,490
                                                        --------------
LIABILITIES:
Payable for:

  Fund shares repurchased                                    1,183,212
  Administration fee                                            85,690
  Transfer agent fee                                           194,410
  Bookkeeping fee                                               23,841
Other liabilities                                               52,474
                                                        --------------
    Total Liabilities                                        1,539,627
                                                        --------------
NET ASSETS                                              $  697,264,863
                                                        --------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                         $1,047,417,006
Accumulated net investment loss                                 (2,370)
Accumulated net realized loss                             (221,707,025)
Net unrealized depreciation                               (128,442,748)
                                                        --------------
NET ASSETS                                              $  697,264,863
                                                        --------------
Net asset value & redemption
  price per share - Class A
  ($126,945,853/10,646,527)                             $        11.92(a)
                                                        --------------
Maximum offering price per
  share - Class A
  ($11.92/0.9425)                                       $        12.65(b)
                                                        --------------
Net asset value & offering
  price per share - Class B
  ($518,754,804/44,752,910)                             $        11.59(a)
                                                        --------------
Net asset value & offering
  price per share - Class C
  ($48,579,325/4,194,896)                               $        11.58(a)
                                                        --------------
Net asset value, redemption &
  offering price per share - Class K
  ($2,984,881/249,908)                                  $        11.94
                                                        --------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-----------------------
STATEMENT OF OPERATIONS
-----------------------

LIBERTY GROWTH STOCK FUND
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Dividends allocated from Portfolio                             $   5,393,575
Interest allocated from Portfolio                                  3,169,665
                                                               -------------
  Total Investment Income                                          8,563,240

EXPENSES:
Expenses allocated from
  Portfolio                                    $ 5,393,623
Administration fee                               1,315,219
Service fee - Class A                              419,090
Service fee - Class B                            1,790,075
Service fee - Class C                              157,261
Distribution fee - Class A                         167,649
Distribution fee - Class B                       5,370,226
Distribution fee - Class C                         471,783
Distribution fee - Class K                           8,808
Transfer agent fee                               3,042,867
Bookkeeping fee                                    109,838
Trustees' fee                                       26,713
Other expenses                                     545,478
                                               -----------
  Total expenses                                18,818,630
Fees waived by Distributor - Class A               (83,825)
                                               -----------
  Net Expenses                                                    18,734,805
                                                               -------------
Net Investment Loss                                              (10,171,565)
                                                               -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ALLOCATED FROM PORTFOLIO:
Net realized loss allocated from Portfolio                      (219,434,179)
Net change in unrealized appreciation/
  depreciation allocated from Portfolio                         (321,357,338)
                                                               -------------
    Net Loss                                                    (540,791,517)
                                                               -------------
Decrease in Net Assets from Operations                         $(550,963,082)
                                                               -------------

See notes to financial statements.

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

LIBERTY GROWTH STOCK FUND

                                                                       YEAR ENDED SEPTEMBER 30,
INCREASE (DECREASE)                                        ------------------------------------------
IN NET ASSETS                                                     2001                    2000
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Net Investment Loss                                            $  (10,171,565)         $  (11,281,557)
Net realized gain (loss) allocated from Portfolio                (219,434,179)             18,898,686
Net change in unrealized appreciation/depreciation
  allocated from Portfolio                                       (321,357,338)            144,040,000
                                                               --------------          --------------
Net Increase (Decrease) from Operations                          (550,963,082)            151,657,129
                                                               --------------          --------------
DISTRIBUTIONS DECLARED TO  SHAREHOLDERS:
From realized capital gains - Class A                              (1,972,585)                     --
From realized capital gains - Class B                              (9,105,374)                     --
From realized capital gains - Class C                                (746,710)                     --
From realized capital gains - Class K                                 (40,181)                     --
                                                               --------------          --------------
Total Distributions Declared to Shareholders                      (11,864,850)                     --
                                                               --------------          --------------
SHARE TRANSACTIONS:
Subscriptions - Class A                                           339,158,821             631,363,738
Distributions reinvested - Class A                                  1,802,620                      --
Redemptions - Class A                                            (313,153,832)           (560,722,898)
                                                               --------------          --------------
  Net Increase - Class A                                           27,807,609              70,640,840
                                                               --------------          --------------
Subscriptions - Class B                                           211,862,285             567,931,324
Distributions reinvested - Class B                                  8,479,490                      --
Redemptions - Class B                                            (162,360,487)            (95,734,246)
                                                               --------------          --------------
  Net Increase - Class B                                           57,981,288             472,197,078
                                                               --------------          --------------
Subscriptions - Class C                                            41,290,929              45,360,732
Distributions reinvested - Class C                                    703,435                    --
Redemptions - Class C                                             (27,235,157)             (9,480,258)
                                                               --------------          --------------
  Net Increase - Class C                                           14,759,207              35,880,474
                                                               --------------          --------------
Subscriptions - Class K                                             1,935,064               2,183,784
Distributions reinvested - Class K                                     39,401                    --
Redemptions - Class K                                                (603,914)               (995,729)
                                                               --------------          --------------
  Net Increase - Class K                                            1,370,551               1,188,055
                                                               --------------          --------------
Net Increase from Share Transactions                              101,918,655             579,906,447
                                                               --------------          --------------
Total Increase (Decrease) in Net Assets                          (460,909,277)            731,563,576
                                                               --------------          --------------
NET ASSETS:
Beginning of period                                            $1,158,174,140          $  426,610,564
                                                               --------------          --------------
End of period (including accumulated net investment loss
  of $(2,370) and $0, respectively)                            $  697,264,863          $1,158,174,140
                                                               --------------          --------------
CHANGES IN SHARES:
Subscriptions - Class A                                            18,827,401              30,388,831
Issued for distributions reinvested - Class A                         101,779                      --
Redemptions - Class A                                             (17,505,694)            (27,038,891)
                                                               --------------          --------------
  Net Increase - Class A                                            1,423,486               3,349,940
                                                               --------------          --------------
Subscriptions - Class B                                            12,790,574              27,607,463
Issued for distributions reinvested - Class B                         489,644                      --
Redemptions - Class B                                             (10,816,806)             (4,651,913)
                                                               --------------          --------------
  Net Increase - Class B                                            2,463,412              22,955,550
                                                               --------------          --------------
Subscriptions - Class C                                             2,499,217               2,163,584
Issued for distributions reinvested - Class C                          40,669                      --
Redemptions - Class C                                              (1,728,512)               (455,969)
                                                               --------------          --------------
  Net Increase - Class C                                              811,374               1,707,615
                                                               --------------          --------------
Subscriptions - Class K                                               119,142                 118,828
Issued for distributions reinvested - Class K                           2,218                      --
Redemptions - Class K                                                 (43,080)                (50,424)
                                                               --------------          --------------
  Net Increase - Class K                                               78,280                  68,404
                                                               --------------          --------------

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

September 30, 2001

NOTE 1. ORGANIZATION

Liberty Growth Stock Fund (the "Fund"), is a multi-class series of Liberty-Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Stock Portfolio (the "Portfolio"), which seeks to achieve long-term growth by investing primarily in the common stocks of companies with large market capitalization. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class K. Class A shares are sold with a front end sales charge and an annual distribution fee. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $2.5 million. Class B shares are subject to an annual distribution fee and contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class K shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class K shares, as described in the Fund's prospectus.

The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis based on methods approved by the Internal Revenue Service. At September 30, 2001, the Fund owned 55.8% of the Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based on the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B and Class C service fees and Class A, Class B, Class C and Class K distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B, Class C and Class K per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service and distribution fees per share applicable to Class A, Class B, Class C and Class K shares.

FEDERAL INCOME TAXES:

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

At September 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              YEAR OF                         CAPITAL LOSS
             EXPIRATION                       CARRYFORWARD
             ----------                       ------------
                2009                          $22,583,899

Expired capital loss carryforwards, if any, are recorded as a reduction to paid in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Additionally, $196,546,148 of net capital losses attributable to security transactions incurred after October 31, 2000, is treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                           INCREASE (DECREASE)
---------------------------------------------------------------------------
                                 ACCUMULATED           ACCUMULATED NET
     PAID-IN CAPITAL         NET INVESTMENT LOSS        REALIZED LOSS
---------------------------------------------------------------------------
      $(10,173,351)              $10,169,195               $4,156

These differences are primarily due to net operating losses. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

OTHER:

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Stein Roe & Farnham, Incorporated (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Portfolio and receives a monthly fee as follows:

AVERAGE NET ASSETS                ANNUAL FEE RATE
------------------                ---------------
First $500 million                     0.60%
Next $500 million                      0.55%
Over $1 billion                        0.50%

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

The Advisor also provides accounting and other services for a monthly fee as follows:

AVERAGE NET ASSETS                ANNUAL FEE RATE
------------------                ---------------
First $500 million                     0.150%
Next $500 million                      0.125%
Over $1 billion                        0.100%

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of each of the Portfolio's and the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Portfolio and the Fund, the Advisor receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000 respectively, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursements for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.236% of the average net assets attributable to Class A, Class B and Class C. Transfer agent fees for Class K shares were computed at an annual rate of 0.30% of Class K's average daily net assets.

The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended September 30, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $168,463 on sales of the Fund's Class A shares and received contingent deferred sales charges of $6,071, $2,546,473 and $26,770 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The Plan also requires the payment of a distribution fee equal to 0.10%, 0.75%, 0.75% and 0.25% annually of the average net assets attributable to Class A, Class B, Class C and Class K shares, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

NOTE 3. PORTFOLIO INFORMATION

During the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $1,199,829,356 and $1,194,983,703, respectively.

Unrealized appreciation (depreciation) for the year ended September 30, 2001 based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation             $  236,783,807
Gross unrealized depreciation               (276,041,447)
                                        ----------------
    Net unrealized depreciation           $  (39,257,640)
                                        ----------------

OTHER:

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Liberty-Stein Roe Advisor and the SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit is $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.5% per year. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other Expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts had no borrowings under the agreement.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the year ended September 30, 2001, the Portfolio used AlphaTrade, Inc., a wholly owned subsidiary of Liberty Financial Services, Inc., (an affiliate of the Advisor) as a broker. Total commissions paid to AlphaTrade, Inc. during the year ended September 30, 2001 were $19,260.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

LIBERTY GROWTH STOCK FUND -- CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,
                                                 ----------------------------------------------------------------------
                                                     2001                2000                1999             1998(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    21.40          $    15.98           $   11.82         $   11.59
                                                   ----------          ----------           ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)                                  (0.10)              (0.16)              (0.09)            (0.04)
Net realized and unrealized gain (loss) on
investments                                             (9.18)               5.58                4.25              0.27
                                                   ----------          ----------           ---------         ---------
Total from Investment Operations                        (9.28)               5.42                4.16              0.23
                                                   ----------          ----------           ---------         ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 (0.20)               --                  --                --
                                                   ----------          ----------           ---------         ---------
NET ASSET VALUE, END OF PERIOD                     $    11.92          $    21.40           $   15.98         $   11.82
                                                   ----------          ----------           ---------         ---------
Total return(c)(d)                                   (43.66)%              33.92%              35.19%             1.98%(g)
                                                   ----------          ----------           ---------         ---------
RATIOS TO AVERAGE NET ASSETS:
Expenses(f)                                             1.40%               1.31%               1.35%             1.40%(e)(h)
Net investment loss(f)                                (0.60)%             (0.81)%             (0.60)%           (0.50)%(e)(h)
Waiver/reimbursement                                    0.05%               0.05%               0.05%             0.05%
Net assets, end of period (000's)                  $  126,946          $  197,345           $  93,835         $  39,521

(a) From commencement of multi-class offering on October 15, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Computed giving effect to Advisor's and/or Distributor's expense limitation undertaking.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Not annualized.
(h) Annualized.

LIBERTY GROWTH STOCK FUND -- CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                  ----------------------------------------------------------------------
                                                      2001                2000                1999             1998(a)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    20.96          $    15.76           $   11.74         $   11.59
                                                    ----------          ----------           ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)                                   (0.19)              (0.30)              (0.20)            (0.08)
Net realized and unrealized gain (loss) on
investments                                              (8.98)               5.50                4.22              0.23
                                                    ----------          ----------           ---------         ---------
Total from Investment Operations                         (9.17)               5.20                4.02              0.15
                                                    ----------          ----------           ---------         ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                  (0.20)               --                  --                --
                                                    ----------          ----------           ---------         ---------
NET ASSET VALUE, END OF PERIOD                      $    11.59          $    20.96           $   15.76         $   11.74
                                                    ----------          ----------           ---------         ---------
Total return(c)                                       (44.06)%              32.99%              34.24%             1.29%(d)(f)
                                                    ----------          ----------           ---------         ---------
RATIOS TO AVERAGE NET ASSETS:
Expenses(e)                                              2.10%               2.01%               2.05%             2.10%(d)(g)
Net investment loss(e)                                 (1.20)%             (1.51)%             (1.30)%           (1.20)%(d)(g)
Net assets, end of period (000's)                   $  518,755          $  886,331          $  304,754         $  64,148

(a) From commencement of multi-class offering on October 15, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Computed giving effect to Advisor's and/or Distributor's expense limitation undertaking.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Not annualized.
(g) Annualized.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

LIBERTY GROWTH STOCK FUND -- CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                  ----------------------------------------------------------------------
                                                      2001                2000                1999             1998(a)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    20.93          $    15.74           $   11.72         $   11.59
                                                    ----------          ----------           ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)                                   (0.19)              (0.30)              (0.20)            (0.08)
Net realized and unrealized gain (loss) on
investments                                              (8.96)               5.49                4.22              0.21
                                                    ----------          ----------           ---------         ---------
Total from Investment Operations                         (9.15)               5.19                4.02              0.13
                                                    ----------          ----------           ---------         ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                  (0.20)               --                  --                --
                                                    ----------          ----------           ---------         ---------
NET ASSET VALUE, END OF PERIOD                      $    11.58          $    20.93           $   15.74         $   11.72
                                                    ----------          ----------           ---------         ---------
Total return(c)                                       (44.03)%              32.97%              34.30%             1.12%(d)(f)
                                                    ----------          ----------           ---------         ---------
RATIOS TO AVERAGE NET ASSETS:
Expenses(e)                                              2.10%               2.01%               2.05%             2.10%(d)(g)
Net investment loss(e)                                 (1.20)%             (1.51)%             (1.30)%           (1.21)%(d)(g)
Net assets, end of period (000's)                    $  48,579           $  70,818           $  26,373         $  10,472

(a) From commencement of multi-class offering on October 15, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Computed giving effect to Advisor's and/or Distributor's expense limitation undertaking.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Not annualized.
(g) Annualized.

LIBERTY GROWTH STOCK FUND -- CLASS K SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                      -----------------------------------------------------------------------------------
                                         2001              2000              1999              1998              1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  21.44          $  15.97          $  11.26          $  11.26           $ 10.00
                                         --------          --------          --------          --------           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)                      (0.08)            (0.16)            (0.09)            (0.03)            (0.01)
Net realized and unrealized gain
(loss) on investments                       (9.22)             5.63              4.20              0.63              1.27
                                         --------          --------          --------          --------           -------
Total from Investment Operations            (9.30)             5.47              4.11              0.60              1.26
                                         --------          --------          --------          --------           -------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net realized gains                     (0.20)             --                --                --                --
                                         --------          --------          --------          --------           -------
NET ASSET VALUE, END OF PERIOD           $  11.94          $  21.44          $  15.97          $  11.86           $ 11.26
                                         --------          --------          --------          --------           -------
Total return(b)                          (43.68)%            34.25%            34.65%             5.33%(c)         12.60%(c)(e)
                                         --------          --------          --------          --------           -------
RATIOS TO AVERAGE NET ASSETS:
Expenses(d)                                 1.40%             1.32%             1.30%             1.35%(c)          1.35%(c)(f)
Net investment loss(d)                    (0.52)%           (0.82)%           (0.55)%           (0.47)%(c)        (0.22)%(c)(f)
Net assets, end of period (000's)        $  2,985          $  3,680          $  1,649          $  2,768           $   251

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Computed giving effect to Advisor's and/or Distributor's expense limitation undertaking.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) Not annualized.
(f) Annualized.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

SR&F GROWTH STOCK PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,                          PERIOD ENDED
                                           --------------------------------------------------------------      SEPTEMBER 30,
                                              2001              2000             1999             1998            1997(a)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses(b)                                      0.57%            0.55%            0.58%(c)         0.61%             0.63%(d)
Net investment income (loss)(b)                  0.33%          (0.05)%            0.20%(c)         0.31%             0.52%(d)
Portfolio turnover rate(e)                         73%              74%              57%              39%               22%

(a) The Portfolio commenced investment operations on February 3, 1997.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(c) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses as a result of expenses accrued in a prior period. The expense adjustment was not large enough to change the Portfolio's ratios.
(d) Annualized.
(e) Not annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY-STEIN ROE FUNDS
ADVISOR TRUST AND SR&F BASE TRUST AND THE
SHAREHOLDERS OF LIBERTY GROWTH STOCK FUND


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Growth Stock Fund (the "Fund") (a series of Liberty-Stein Roe Funds Advisor Trust) and Liberty Growth Stock Portfolio (the "Portfolio") (a series of SR&F Base Trust) at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and their financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund and the Portfolio for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.





PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2001

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS

On December 17, 2000, a Special Meeting of Shareholders of the Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until February 16, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meetings, the Fund had shares outstanding representing $1,152,975,026.1232 of net asset value
(NAV). The votes cast were as follows:

                                                                   AUTHORITY
                                                   FOR              WITHHELD
--------------------------------------------------------------------------------
ELECTION OF ELEVEN TRUSTEES:
Douglas Hacker                               $779,449,891.82     $4,766,272.28
Janet Langford Kelly                          779,447,976.46      4,738,187.64
Richard W. Lowry                              779,556,489.23      4,659,674.88
Salvatore Macera                              779,487,876.44      4,728,287.66
William E. Mayer                              779,548,917.04      4,667,247.07
Charles R. Nelson                             779,534,274.21      4,681,889.90
John J. Neuhauser                             779,461,524.15      4,754,639.96
Joseph R. Palombo                             779,436,318.33      4,779,845.77
Thomas E. Stitzel                             779,454,449.12      4,761,714.98
Thomas C. Theobald                            779,231,282.05      4,984,882.06
Anne-Lee Verville                             779,544,954.34      4,671,209.77

                                                                   AUTHORITY
                                                       FOR          WITHHELD
--------------------------------------------------------------------------------
ELECTION OF ELEVEN TRUSTEES TO THE SR&F BASE TRUST:
Douglas Hacker                                    779,449,891.82  4,766,272.28
Janet Langford Kelly                              779,447,976.46  4,738,187.64
Richard W. Lowry                                  779,556,489.23  4,659,674.88
Salvatore Macera                                  779,487,876.44  4,728,287.66
William E. Mayer                                  779,548,917.04  4,667,247.07
Charles R. Nelson                                 779,534,274.21  4,681,889.90
John J. Neuhauser                                 779,461,524.15  4,754,639.96
Joseph R. Palombo                                 779,436,318.33  4,779,845.77
Thomas E. Stitzel                                 779,454,449.12  4,761,714.98
Thomas C. Theobald                                779,231,282.05  4,984,882.06
Anne-Lee Verville                                 779,544,954.34  4,671,209.77

To approve the modification of the fundamental investment restriction relating to borrowing:
         For:                      $379,357,127.98
         Withheld:                   17,623,225.02
         Abstain:                    27,530,959.35
         Delivered Not Voted:       179,835,535.19

To approve the modification of the fundamental investment restriction relating to borrowing for the Growth Stock Portfolio of SR&F Base Trust:
         For:                      $378,931,894.55
         Withheld:                   18,147,651.63
         Abstain:                    27,431,766.17
         Delivered Not Voted:       179,835,535.19
--------------------------------------------------------------------------------

On September 26, 2001, a Special Meeting of Shareholders of the Liberty Growth Stock Fund was held to conduct a vote for or against the approval of a new investment advisory agreement. On July 16, 2001, the record date for the Meeting, the fund had shares outstanding representing $876,016,713.29 of net asset value (NAV). The votes cast were as follows:

                                                                                             % OF NAV TO
                                                                                          TOTAL OUTSTANDING        % OF NAV TO
PROPOSAL OF NEW INVESTMENT ADVISORY AGREEMENT:                            NAV                    NAV             TOTAL NAV VOTED
--------------------------------------------------------------------------------------------------------------------------------
For                                                                 $610,526,724.68            69.69%                 96.85%
Against                                                                8,139,171.89             0.93%                  1.29%
Abstain                                                               11,689,632.71             1.33%                  1.85%

-------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
-------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty Growth Stock Fund is:

Liberty Funds Services, Inc.
PO Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Growth Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
LIBERTY GROWTH STOCK FUND

-------------------------------------------------------------------------------

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

-------------------------------------------------------------------------------

                                                                -------------
LIBERTY GROWTH STOCK FUND ANNUAL REPORT, SEPTEMBER 30, 2001       PRSRT STD
                                                                 U.S. POSTAGE
                                                                    PAID
[logo] L I B E R T Y                                            HOLLISTON, MA
       ---------------                                          PERMIT NO. 20
             F U N D S                                          -------------

          Liberty Funds Distributor, Inc. (C)2001
          One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com


                                               706-02/434H-0901 (11/01) 01/2174